Forward Looking Statement
Readers are cautioned that statements contained in this presentation about our future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-
looking statements for purposes of the safe harbor provisions under The Private
Securities Litigation Reform Act of 1995.  When used herein, the words “anticipate”,
“intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”,
“forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur.
Factors which could cause results or events to differ from current expectations include, but are not limited to:
• adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and risks,
• any deterioration in our credit quality or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units, delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers,
• increase in competition in energy supply markets as well as competition for certain rate-based transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, and changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including
Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any forward-
looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.
While we may elect to update forward-looking statements from time to time

Exhibit 99

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP).  Operating Earnings is a non-GAAP financial measure that differs from
Net Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items.  PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP.  PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information.
The last slide in this presentation includes a list of items excluded from Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

2013 Operating Earnings Guidance
$2.74
$2.44
$2.25 -
$2.50 E
2011 Operating Earnings* 2012 Operating Earnings* 2013 Guidance
* SEE PAGE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS TO RECONCILE TO OPERATING EARNINGS.                  E = ESTIMATE.

2013 Operating Earnings *
*SEE PAGE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS TO RECONCILE TO OPERATING EARNINGS;
ALL PERIODS REFLECT TEXAS IN DISCONTINUED OPERATIONS.  E = ESTIMATE.
Investment in the
regulated business
has changed the
earnings mix
Our 2009-2013
investment focus has
brought us to a 50/50
mix for 2013
PSE&G’s 2013-2017
Energy Strong Program
and ongoing transmission
investments will support
continued growth in
PSE&G’s earnings
Percent of Operating Earnings Contribution by Subsidiary
PSE&G
Power
Other
$2.74 $2.44 $2.25 -$2.50E $3.09 $3.12
69%
61%
52%
47%
76%
20%
27%
38%
43%
50%
2013E 2012 2011 2010 2009

PSE&G’s 2013 operating earnings
is benefiting from transmission growth and
cost containment initiatives
E= ESTIMATE *SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS TO RECONCILE TO
OPERATING EARNINGS.

2013 guidance in same range as 2012
PSEG Operating Earnings
$ Millions (except EPS) 2013E
PSEG Power $535 - $600
PSE&G $580 - $635
PSEG Energy Holdings/Parent $25 - $35
Operating Earnings* $1,140 - $1,270
2013 Earnings Guidance $2.25 - $2.50
E = ESTIMATE
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS TO RECONCILE TO OPERATING
EARNINGS.

PSEG Summary
• Operating Earnings Guidance for 2013 of $2.25 - $2.50 per share with earnings mix shifting to 50% regulated
• Double digit operating earnings growth at PSE&G starting in 2013, and continuing through 2015 driven by transmission investments and approved programs
• Power’s continued focus on operational excellence, market expertise and financial strength reduces risk in low price environment
• Strong Balance Sheet and Cash Flow support full capital program without the need for equity
• Long history of returning cash to the shareholder through the common dividend, with opportunity for further growth

Items Excluded from Income from
Continuing Operations to Reconcile to Operating Earnings
A
PLEASE SEE PAGE 4 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS
AS A NON-GAAP FINANCIAL MEASURE AND HOW IT DIFFERS FROM NET INCOME.
2012 2011 2010 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 52 $           50 $        46 $        9 $            (71) $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) (10) 107 (1) (11) 14
Lease Transaction Activity (Energy Holdings) 36 (173) - 29 (490)
Storm O&M (PSEG Power) (39) - - - -
Market Transition Charge Refund (PSE&G) - - (72) - -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) - 34 - - (13)
Total Pro-forma adjustments 39 $           18 $        (27) $       27 $          (560) $
Fully Diluted Average Shares Outstanding (in Millions) 507 507 507 507 508
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.10 $        0.10 $     0.09 $     0.02 $       (0.14) $
Gain (Loss) on MTM (PSEG Power) (0.02) 0.21 - (0.02) 0.03
Lease TransactionActivity (Energy Holdings) 0.07 (0.34) - 0.05 (0.96)
Storm O&M (PSEG Power) (0.08) - - - -
Market Transition Charge Refund (PSE&G) - - (0.14) - -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) - 0.06 - - (0.03)
Total Pro-forma adjustments 0.07 $        0.03 $     (0.05) $    0.05 $       (1.10) $
For the Year Ended
December 31,
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
Pro-forma Adjustments, net of tax